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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      ----------

                                       FORM 8-K/A

                                    AMENDMENT NO. 2

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      JUNE 3, 1997
                                                        ----------------------



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


           MARYLAND                    1-13232                 84-1259577
--------------------------------     ------------          -------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------         -------------------
    (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code    (303) 757-8101
                                                          --------------------

                                    NOT APPLICABLE
            --------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of NHP Real Estate Companies

         On June 3, 1997, Apartment Investment and Management Company, a Maryland corporation ("AIMCO" and, together with its subsidiaries and other controlled entities, the "Company"), acquired all of the issued and outstanding capital stock of NHP Partners, Inc., a Delaware corporation ("NHP Partners, Inc."), and the Company acquired all of the outstanding partnership interests in NHP Partners Two Limited Partnership, a Delaware limited partnership ("NHP Partners Two LP" and, together with NHP Partners, Inc. and their subsidiaries, the "NHP Real Estate Companies").

         The Company acquired the NHP Partners, Inc. capital stock from NHP Partners Limited Partnership, a Delaware limited partnership which is owned by Demeter Holdings Corporation, a Massachusetts corporation ("Demeter"), Capricorn Investors, L.P., a Delaware limited partnership ("Capricorn"), and
J. Roderick Heller, III.  The Company acquired the interests in NHP Partners
Two LP from Phemus Corporation, a Massachusetts corporation ("Phemus"), Capricorn, Mr. Heller and NHP Partners Two LLC, a Delaware limited liability company ("NHP Partners Two LLC") which is owned by Phemus, Capricorn and Mr. Heller. As consideration, the Company paid $54.8 million in cash and issued warrants to purchase 399,999 shares of AIMCO's Class A Common Stock, par value $.01 per share, at an exercise price of $36 per share. The Company financed the cash consideration with borrowings under its revolving credit facility (the "Credit Facility") with Bank of America National Trust and Savings Association.

         The acquisition of the NHP Real Estate Companies was made pursuant to a Real Estate Acquisition Agreement, dated as of May 22, 1997 (the "Real Estate Agreement"), by and among AIMCO, AIMCO Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), Demeter, Phemus, Capricorn, Mr. Heller and NHP Partners Two LLC. The purchase price and other terms of the Real Estate Agreement were determined based on negotiations among AIMCO, Demeter, Phemus, Capricorn and Mr. Heller. A copy of the Real Estate Agreement is filed herewith as Exhibit 2.1 and incorporated herein by this reference.

         NHP Partners, Inc. owns the National Corporation for Housing Partnerships, a District of Columbia corporation ("NCHP"), and NHP Partners, Inc. and NHP Partners Two LP own The National Housing Partnership, a District of Columbia limited partnership (the "NHP Partnership"). NCHP and the NHP Partnership were organized by Congress in 1970 as private, for-profit entities pursuant to Title IX of the Housing and Urban Development Act of 1968, to promote private investment in the production of low and moderate income (affordable) housing. NCHP acts as the general partner of the NHP Partnership. Through NCHP, the NHP Partnership and other subsidiar-

                                          1
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ies, the NHP Real Estate Companies hold interests in partnerships that own approximately 534 conventional and affordable multifamily apartment properties, which contain approximately 87,659 apartment units, as well as a captive insurance subsidiary and other related assets.

         A majority of the properties in which the NHP Real Estate Companies own interests (the "NHP Properties") are managed by NHP Incorporated, a Delaware corporation ("NHP"). On May 5, 1997, AIMCO/NHP Holdings, Inc., a Delaware corporation and a subsidiary of AIMCO, acquired approximately 51% of the outstanding common stock of NHP from Demeter, Capricorn and certain Capricorn partners. AIMCO and NHP have previously announced an agreement pursuant to which a wholly owned subsidiary of AIMCO would be merged with and into NHP. The merger is subject to the approval of shareholders of NHP and AIMCO, as well as certain other conditions. Mr. Heller is the Chairman of the Board, President and Chief Executive Officer of NHP, and three executive officers of AIMCO currently serve as directors of NHP. The Company's acquisition of the NHP Real Estate Companies was approved by a committee of independent directors of NHP.

         On June 6, 1997, AIMCO issued a press release describing the terms of the acquisition of the NHP Real Estate Companies. The press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

Acquisition of Apartment Properties

         On June 6, 1997, the Company acquired The Vinings at the Waterways, a 180-unit apartment community located in Aventura, Florida, for $16.4 million (including $0.4 million for closing costs and initial capital expenditures at the property). The Company financed a portion of the purchase price with a short term loan of $8 million from Amresco, Inc., and the remainder with additional borrowings under the Credit Facility.

         On June 12, 1997, the Company acquired two apartment communities located in Tustin, California for $9.3 million in cash (including $1.9 million for closing costs and initial capital expenditures at the property) and 315,419 units ("OP Units") of limited partnership interest in the Operating Partnership. The Californian Apartments contains 92 apartment units and Tustin East Village contains 200 apartment units. The two apartment communities are operated as one complex, together with the Brookside Apartments which the Company acquired in April 1996. The Company financed the cash portion of the purchase price with borrowings under its Credit Facility. On the same date, the Company also acquired from the same sellers a 45,000 sq. ft. retail shopping center, which is adjacent to the two acquired apartment communities, for 182,375 OP Units.

                                          2


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

         1. Combined Balance Sheets of NHP Real Estate Companies, as of December 31, 1996 and 1995, and March 31, 1997 (unaudited), and the related combined statements of operations, changes in shareholders' equity (deficit) and partners' capital (deficit), net and cash flows for each of the three years in the period ended December 31, 1996, and for the three months ended March 31, 1997 (unaudited) and 1996 (unaudited), together with the Report of Independent Public Accountants (included as Exhibit 99.5 to this Report and incorporated herein by this reference).

         2. Balance Sheets of NHP Southwest Partners, L.P. (a Delaware Limited Partnership), as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for the year ended December 31, 1996 and for the period from January 20, 1995 (date of inception) through December 31, 1995, together with the Report of Independent Public Accountants (included as Exhibit 99.6 to this Report and incorporated herein by this reference).

         3. Combined Balance Sheets of NHP New LP Entities as of December 31, 1996 and 1995, and the related combined statements of operations, changes in partners' capital, and cash flows for the year ended December 31, 1996 and for the period from January 20, 1995 (date of inception) through December 31, 1995, together with the Report of Independent Public Accountants (included as Exhibit
99.7 to this Report and incorporated herein by this reference).

         4. Combined Balance Sheets of NHP Borrower Entities as of December 31, 1996 and 1995, and the related combined statements of operations, changes in partners' capital, and cash flows for the year ended December 31, 1996 and for the period from January 20, 1995 (date of inception) through December 31, 1995, together with the Report of Independent Public Accountants (included as Exhibit
99.8 to this Report and incorporated herein by this reference).

         5. Historical Summary of Gross Income and Certain Expenses (Summary) of The Bay Club at Aventura for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited), together with the Report of Independent Auditors (included as Exhibit 99.9 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

     The required pro forma financial information is included as Exhibit
99.10 to this Report and incorporated herein by this reference.

                                       3
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(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number        Description
-------       -----------

2.1 Real Estate Acquisition Agreement, dated as of May 22, 1997, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., Demeter Holdings Corporation, Phemus Corporation, Capricorn Investors, L.P., J. Roderick Heller, III, and NHP Partners Two LLC*

23.1     Consent of Arthur Andersen LLP dated June 23, 1997*

23.2     Consents of Deloitte & Touche LLP dated June 23, 1997*

23.3     Consent of Anders, Minkler & Diehl LLP dated June 23, 1997*

23.4     Consent of Dauby O'Connor & Zaleski, LLC dated June 23, 1997*

23.5     Consent of Edwards Leap & Sauer dated June 23, 1997*

23.6     Consent of Fishbein & Company, P.C. dated June 23, 1997*

23.7     Consents of Freeman and Vessillo dated June 23, 1997*

23.8     Consents of Friduss, Lukee, Schiff & Co., PC dated June 23, 1997*

23.9     Consent of George A. Hieronymous & Company, LLC dated June 23, 1997*

23.10    Consent of Goldenberg Rosenthal Friedlander, LLP dated June 23, 1997*

23.11    Consent of Hansen, Hunter & Kibbee, P.C. dated June 23, 1997*

23.12    Consent of J.H. Cohn LLP dated June 23, 1997*

23.13    Consent of J.A. Plumer & Co., P.A. dated June 23, 1997*

23.14    Consent of Marks Shron & Company, LLP dated June 23, 1997*

23.15    Consent of Prague & Company, P.C. dated June 23, 1997*

23.16    Consent of Reznick Fedder & Silverman dated June 23, 1997*

23.17    Consents of Robert Ercolini & Company dated June 23, 1997*

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23.18    Consent of Russell Thompson Butler & Houston dated June 23, 1997*

23.19    Consent of Sciarabba Walker & Co., LLP dated June 23, 1997*

23.20    Consent of Wallace Sanders & Company dated June 23, 1997*

23.21    Consent of Warady and Davis dated June 23, 1997*

23.22    Consent of Ziner and Company, PC dated June 23, 1997*

23.23    Consent of Zinner & Co. dated June 23, 1997*

23.24    Consent of Ernst & Young LLP dated June 23, 1997*

99.1 Press Release of Apartment Investment and Management Company, dated June 6, 1997*

99.2     1994 Reports of Independent Auditors*

99.3     1995 Reports of Independent Auditors*

99.4     1996 Reports of Independent Auditors*

99.5 Financial Statements of NHP Real Estate Companies and Report of Independent Accountants*

99.6 Financial Statements of NHP Southwest Partners, L.P. (a Delaware Limited Partnership) and Report of Independent Accounts*

99.7 Financial Statements of NHP New LP Entities and Report of Independent Accountants*

99.8 Financial Statements of NHP Borrower Entities and Report of Independent Accountants*

99.9 Financial Statements of The Bay Club at Aventura and Report of Independent Auditors*

99.10 Pro Forma Financial Information of Apartment Investment and Management Company
__________________

*   Previously filed

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  August 13, 1997                 By:    /s/ Leeann Morein
                                            ---------------------------------
                                            Leeann Morein
                                            Senior Vice President, Chief
                                            Financial Officer and Secretary

                                       6
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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K




Exhibit
Number   Description
-------  -----------

2.1 Real Estate Acquisition Agreement, dated as of May 22, 1997, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., Demeter Holdings Corporation, Phemus Corporation, Capricorn Investors, L.P., J. Roderick Heller, III, and NHP Partners Two LLC*


23.1     Consent of Arthur Andersen LLP dated June 23, 1997*

23.2     Consents of Deloitte & Touche LLP dated June 23, 1997*

23.3     Consent of Anders, Minkler & Diehl LLP dated June 23, 1997*

23.4     Consent of Dauby O'Connor & Zaleski, LLC dated June 23, 1997*

23.5     Consent of Edwards Leap & Sauer dated June 23, 1997*

23.6     Consent of Fishbein & Company, P.C. dated June 23, 1997*

23.7     Consents of Freeman and Vessillo dated June 23, 1997*

23.8     Consents of Friduss, Lukee, Schiff & Co., PC dated June 23,
         1997*

23.9     Consent of George A. Hieronymous & Company, LLC dated June
         23, 1997*

23.10    Consent of Goldenberg Rosenthal Friedlander, LLP dated June 23,
         1997*

23.11    Consent of Hansen, Hunter & Kibbee, P.C. dated June 23, 1997*

23.12    Consent of J.H. Cohn LLP dated June 23, 1997*

23.13    Consent of J.A. Plumer & Co., P.A. dated June 23, 1997*

23.14    Consent of Marks Shron & Company, LLP dated June 23, 1997*

23.15    Consent of Prague & Company, P.C. dated June 23, 1997*

23.16    Consent of Reznick Fedder & Silverman dated June 23, 1997*

23.17    Consents of Robert Ercolini & Company dated June 23, 1997*

23.18    Consent of Russell Thompson Butler & Houston dated June 23, 1997*

23.19    Consent of Sciarabba Walker & Co., LLP dated June 23, 1997*

23.20    Consent of Wallace Sanders & Company dated June 23, 1997*

23.21    Consent of Warady and Davis dated June 23, 1997*

23.22    Consent of Ziner and Company, PC dated June 23, 1997*

23.23    Consent of Zinner & Co. dated June 23, 1997*

23.24    Consent of Ernst & Young LLP dated June 23, 1997*

99.1 Press Release of Apartment Investment and Management Company, dated June 6, 1997*

99.2     1994 Reports of Independent Auditors*

99.3     1995 Reports of Independent Auditors*

99.4     1996 Reports of Independent Auditors*

99.5 Financial Statements of NHP Real Estate Companies and Report of Independent Accountants*

99.6     Financial Statements of NHP Southwest Partners, L.P. (a
         Delaware Limited Partnership) and Report of Independent
         Accounts*

99.7 Financial Statements of NHP New LP Entities and Report of Independent Accountants*

99.8 Financial Statements of NHP Borrower Entities and Report of Independent Accountants*

99.9 Financial Statements of The Bay Club at Aventura and Report of Independent Auditors*

99.10 Pro Forma Financial Information of Apartment Investment and Management Company
__________________

*   Previously filed